                                                                    Exhibit 20.1

                         CHASE MANHATTAN BANK USA, N.A.
                              NOTEHOLDERS STATEMENT

                      CHASE CREDIT CARD OWNER TRUST 2003-5




Section 7.3 Indenture                              Distribution Date: 07/15/2004
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(i)     Amount of the distribution allocable to principal of the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

        Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

(ii)    Amount of the distribution allocable to the interest on the Notes
             Class A Note Interest Requirement                        951,125.00
             Class B Note Interest Requirement                         91,510.42
             Class C Note Interest Requirement                        161,906.25
                       Total                                        1,204,541.67

        Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
             Class A Note Interest Requirement                           1.13229
             Class B Note Interest Requirement                           1.30729
             Class C Note Interest Requirement                           1.79896

(iii)   Aggregate Outstanding Principal Balance of the Notes
             Class A Note Principal Balance                          840,000,000
             Class B Note Principal Balance                           70,000,000
             Class C Note Principal Balance                           90,000,000

(iv)    Amount on deposit in Owner Trust Spread Account            10,000,000.00

(v)     Required Owner Trust Spread Account Amount                 10,000,000.00



                                              By:
                                                     --------------------

                                              Name:  Patricia M. Garvey
                                              Title: Vice President

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